UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

______________________

Date of Report (Date of earliest event reported): July 7, 2014

INTELLICELL BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54729	91-1966948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Park Avenue, 17th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 249-3050

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Company is amending this Current Report on Form 8-K to correct certain disclosures at the request of the Securities and Exchange Commission (the “Commission”).

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 3, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Intellicell Biosciences, Inc., a Nevada corporation (the “Company”) approved the dismissal of Rosen Seymour Shapss Martin & Company LLP as the Company’s independent registered public accounting firm, effective immediately.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through the date of the dismissal of Rosen Seymour Shapss Martin & Company LLP on July 3, 2014 (the “Effective Date”), (i) there were no disagreements (as that term is defined in Item 304 (a)(l)(iv) of Regulation S-K and the related instructions) with Rosen Seymour Shapss Martin & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which if not resolved to the satisfaction of Rosen Seymour Shapss Martin & Company LLP, would have caused Rosen Seymour Shapss Martin & Company LLP to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(l)(v) of Regulation S-K).

The reports of Rosen Seymour Shapss Martin & Company LLP as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, and included explanatory paragraphs.  Going concern language was not included in such opinions.

The Company has provided Rosen Seymour Shapss Martin & Company LLP with a copy of this Amendment No. 1 to the Company’s Current Report on Form 8-K prior to its filing with the Commission, and requested that Rosen Seymour Shapss Martin & Company LLP provide the Company with a letter addressed to the Commission stating whether or not Rosen Seymour Shapss Martin & Company LLP agrees with the above disclosures. A copy of Rosen Seymour Shapss Martin & Company LLP’s letter is included as Exhibit 16.2 to this report.

(b) Newly Appointed Independent Registered Public Accounting Firm

On July 1, 2014, the Audit Committee approved the appointment of Rosenberg Rich Baker Berman & Company as the Company’s independent registered public accounting firm to perform independent audit services beginning with the quarter ended June 30, 2014.

During the last two (2) fiscal years and through the Effective Date, neither the Company, nor anyone on its behalf, consulted Rosenberg Rich Baker Berman & Company regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(l)(iv) and Item 304(a)(l)(v), respectively, of Regulation S-K under the Securities Act of 1933, as amended.

During the last two (2) fiscal years and through the Effective Date, we have not consulted Rosenberg Rich Baker Berman & Company on any of the matters outlined in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.2	Letter from Rosen Seymour Shapss Martin & Company LLP dated August 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: August 7, 2014	By:	/s/ Steven Victor
Name: Steven Victor
Its: Chief Executive Officer

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